Exhibit 10.3

                            As of September 30, 2003

Willey Brothers Inc.
10 Main Street
Rochester, New Hampshire 13839
Attention: James F. Brooks

Fleet Capital Corporation
60 East 42nd Street
New York, New York 10017
Attention: Loan Administration Manager

            Re: Subordinated Note and Warrant Purchase Agreement dated as of October 22, 2001 between Willey Brother Inc. and Corporate Mezzanine II, L.P.

Ladies and Gentlemen:

We refer to (i) the promissory note, dated October 22, 2001, in the original principal amount of $5,000,000 (the "Note") made by Willey Brothers Inc. (the "Company") to the order of Corporate Mezzanine II, L.P. ("CMII"), (ii) the Purchase Agreement, as defined therein, (iii) the Common Stock Purchase Warrant, dated October 22, 2001 issued by BrandPartners Group, Inc. ("BPG") to CMII for the purchase of 405,000 shares of Common Stock of BPG (the "Warrant") and (iv) the Subordination and Intercreditor Agreement, dated as of October 22, 2001 (the "Subordination Agreement"), by and among the Company, CMII and Fleet Capital Corporation ("Fleet"). Terms defined in the Note, when used herein, shall, unless otherwise defined herein, have the respective meanings provided in the Note.

Section 2(a) of the Note provides that the Company shall pay accrued interest on the Note on each Interest Payment Date. The next Interest Payment Date is September 30, 2003. Subject to the conditions set forth in the fourth paragraph of this letter, CMII, as Holder of the Note, hereby agrees to extend such Interest Payment Date until the earliest to occur of a) December 2, 2003, (b) the date that all or any portion of Fleet's commitments under the Credit Agreement (as defined in the Subordination Agreement) are terminated or cancelled or (c) the date that all or any portion of the Company's obligations under the Credit Agreement (as defined in the Subordination Agreement) becomes immediately due and payable.

Fleet hereby agrees that in the event that prior to the next payment of interest on the Note a Subordinated Payment Blockage Period or a Subordinated Non-Monetary Payment Blockage Period (as such terms are defined in the Subordination Agreement) commences, then, and in any such event, such Subordinated Payment Blockage Period or such Subordinated Non-Monetary Payment Blockage Period, as the case may be, and the period referred to in clause (ii) of Section 2.4.3 of the Subordination Agreement, shall be deemed to have commenced on September 30, 2003.

This letter will not be effective and none of the time periods identified above will be deemed to have commenced on September 30, 2003 until the following conditions shall have been satisfied:

      1. The Company and Fleet shall have executed and delivered this letter to CMII.

      2. CMII shall have received evidence satisfactory to it that Fleet has extended the final maturity date of the principal amount of its loans [and its commitment to lend] under the Credit Agreement (as defined in the Subordination Agreement) by a minimum of sixty (60) days commencing on the date of this letter.

      3. BPG shall have issued to CMII, warrants for the purchase of 10,000 shares of common stock of BPG at a price of US$0.24 per share, the closing price on the date hereof, substantially in the form of Exhibit E to the Purchase Agreement.

CMII reserves all other rights under the Note and Warrant, and this letter applies solely to the purposes set forth above. The Note, the Warrant and Purchase Agreement remain in full force and effect.

                            [signature page follows]


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

Please acknowledge your agreement to the foregoing, by signing and returning a counterpart of this letter.

Very truly yours,

CORPORATE MEZZANINE II, L.P.

By: /s/ Mustafa Bohamad
    ------------------------------------
    Name:  Mustafa Bohamad
    Title: Vice Chairman

Agreed:

WILLEY BROTHERS INC.

By: /s/ James F. Brooks
    ------------------------------------
    Name:  James F. Brooks
    Title: President

FLEET CAPITAL CORPORATION

By: /s/ Vincent J. Pitts
    ------------------------------------
    Name:  Vincent J. Pitts
    Title: Vice President

BRANDPARTNERS GROUP, INC.

By: /s/ James F. Brooks
    ------------------------------------
    Name:  James F. Brooks
    Title: President


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